UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

Universal Logistics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	0-51142	38-3640097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12755 E. Nine Mile Road
Warren, Michigan		48089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 586 920-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ULH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2026, UTSI Finance, Inc. (“UTSI”), a subsidiary of Universal Logistics Holdings, Inc. (the “Company”), entered into and consummated the transactions contemplated by a Real Estate Purchase Agreement (the “Kearny REPA”) and a Membership Interest Purchase Agreement (the “Passaic MIPA” and, together with the Kearny REPA, the “Transaction Agreements”) with Lakeshore Ventures LLC (“Lakeshore”).

Pursuant to the Kearny REPA, UTSI sold a real property facility located in Kearny, New Jersey to Lakeshore. In exchange, Lakeshore paid UTSI cash consideration of $38.0 million, subject to certain adjustments, prorations and credits provided in the Kearny REPA, and transferred to UTSI all of the outstanding membership interests of Passaic Ventures LLC (“Passaic Ventures”) pursuant to the Passaic MIPA. Passaic Ventures owns a real property facility located in Newark, New Jersey.

Lakeshore is affiliated with Matthew T. Moroun, the Chairman of the Company, and Matthew J. Moroun, a director of the Company. The transactions contemplated by the Transaction Agreements were reviewed and approved by the disinterested members of the Company’s Board of Directors, including all members of the Audit Committee.

The foregoing description of the Transaction Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Kearny REPA and Passaic MIPA, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1	Real Estate Purchase Agreement, dated June 24, 2026, by and between UTSI Finance, Inc. and Lakeshore Ventures LLC.
10.2	Membership Interest Purchase Agreement, dated June 24, 2026, by and between UTSI Finance, Inc. and Lakeshore Ventures LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL LOGISTICS HOLDINGS, INC.

Date:	June 26, 2026	By:	/s/ Steven Fitzpatrick
Steven Fitzpatrick Secretary